SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): MARCH 8, 2007


                            PATCH INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                      0-28627               87-0393257
(State or other jurisdiction         (Commission           (IRS Employer
      of incorporation)              File Number)        Identification No.)


       SUITE 300, 441 - 5TH AVENUE S.W., CALGARY, ALBERTA, CANADA T2P 2V1
               (Address of principal executive offices)(Zip Code)


                                 (403) 441-4390
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 1.01  ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On March 8, 2007, Patch International Inc. ("Patch"), by and through its wholly owned subsidiary, Patch Energy Inc. ("Energy"), executed an Asset Purchase Agreement (the "Agreement") with Great Northern Oilsands Inc. ("Great Northern"), whereby Energy sold its entire inventory of conventional oil and gas assets together with all its interest in Patch Oilsands Ltd. ("Oilsands"), a wholly owned subsidiary of Energy, and Patch Oilsands Limited Partnership (the "Partnership") (together, the "Assets"). A copy of the Agreement is attached herewith as Exhibit 10.1. A description of the material terms of the agreement is included in Item 2.01 below. The Agreement excluded certain assets owned by Energy and assets held by Energy's other subsidiaries.

Energy formed Oilsands in the Province of British Columbia in February 2006. On February 27, 2006, Oilsands formed the Partnership, of which Energy owns a 75% interest and Oilsands is the general partner. The minority limited partners of the Partnership were Habanero Resources Inc. ("Habanero"), owning 20.833%, and Micron Enviro Systems ("Micron"), owning a 4.1667% interest.

On March 8, 2007, prior to the execution of the Agreement, Oilsands, as general partner for the Partnership, executed an Assignment of Lease (the "Assignment") in favor of Energy. A copy of the Assignment is attached herewith as Exhibit
10.2. Under the Assignment, the Partnership distributed three Crown oil sands leases in the Muskwa area of Alberta, comprising four sections (1,024 hectares) under a 15-year lease with annual rental payable to the Alberta Crown of Cdn.$3.50 per hectare and Crown royalties on production, to the Partnership's members in proportion to their partnership interests. As a result of the pro-rata distribution, Energy has a 75% interest in the Muskwa property.

In connection with the Assignment, Energy entered into two Declarations of Trust (the "Trusts") with Habanero and Micron. The Trusts are attached herewith as Exhibits 10.3 and 10.4. Under the Trusts, Energy holds the 20.833% and 4.167% interests in the Muskwa property held by Habanero and Micron, respectively, in trust for them. Energy will continue to develop the Muskwa properties according to the plans for development that existed when the properties were held by the Partnership.


ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Set forth below is a summary description of the Agreement pertaining to the sale of the Assets, dated as of March 8, 2007.

SALE PRICE AND ADJUSTMENTS. Great Northern paid Cdn.$100,000 as a non-refundable deposit, $2,100,000 (1,000,000 restricted shares) in Great Northern common stock, and Cdn.$800,000 on the closing date. The sales price will be adjusted by June 30, 2007 for the following: (i) all revenues and expenses accrued prior to March 8, 2007 will inure to and be borne by Energy; (ii) all revenues and expenses accrued after March 8, 2007 will inure to and be borne by Great

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Northern; and (iii) all mineral taxes, surface and mineral lease rental payments, or similar payments made by Energy will be apportioned, according to their respective holding periods, between Energy and Great Northern as of March 8, 2007.

ASSETS SOLD BY ENERGY. The Agreement provides for the sale of all of Energy's interest in Oilsands and the Partnership, as well as the petroleum and natural gas rights owned by Energy, the interests of Energy directly related to such petroleum and natural gas rights in all other tangible property and assets used in connection with the petroleum and natural gas rights, and other miscellaneous interests associated with the petroleum and natural gas rights.

The properties sold consisted of all of Energy's holdings in the following areas:

   o    Kerrobert Area, Saskatchewan, Canada;
   o    Browning, Saskatchewan, Canada;
   o    Bear Canyon Project, Alberta, Canada;
   o    McLeod Project, Alberta, Canada;
   o    Lloydminster, Alberta, Canada;
   o    Elnora, Alberta, Canada;
   o    Atlee-Buffalo, Alberta, Canada;
   o    Halkirk, Alberta, Canada;
   o    Peace River Area, Alberta, Canada;
   o    Athabasca Oilsands, Alberta, Canada;
   o    Red Deer, Alberta, Canada;
   o    Rich / Rumsey, Alberta, Canada; and
   o    Manahuilla Creek Project, Goliad County, Texas.

Please refer to Patch's Annual Report on Form 10-KSB for the year ended May 31, 2006 for a more complete description of the properties sold to Great Northern.

ASSETS RETAINED BY ENERGY. Energy retained the following: (i) all petroleum substances produced by the Assets prior to the sale; (ii) all accounts receivables accruing or attributable to the activity of the Assets prior the sale; (iii) all assets held by Energy's wholly owned subsidiaries, including the Dover Oil Sands Project and the Firebag Oil Sands Project; and (iv) the Muskwa property distributed to Energy, Habanero, and Micron prior to the closing of the Agreement.






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ITEM 7.01  REGULATION FD DISCLOSURE

On March 15, 2007, Patch issued a press release announcing the entry into the Agreement with Great Northern. The press release is furnished herewith as
Exhibit 99.1 and incorporated by reference herein.

The press release contained in this report, attached as Exhibit 99.1, is "furnished" pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, unless this report is specifically incorporated by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

REGULATION
S-B NUMBER                           DOCUMENT

   10.1          Asset Purchase Agreement dated March 8, 2007

   10.2          Assignment of Lease dated March 8, 2007

   10.3          Declaration of Trust for the benefit of Habanero Resources Inc.
                 dated March 8, 2007

   10.4 Declaration of Trust for the benefit of Micron Enviro Systems Inc. dated March 8, 2007

   99.1          Press release dated March 15, 2007

   99.2          Pro forma financial statements*
----------------------
*to be filed by amendment


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PATCH INTERNATIONAL INC.


March 20, 2007                        By:      /s/ MICHAEL S. VANDALE
                                         ---------------------------------------
                                           Michael S. Vandale, President






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